UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2017
Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150 San Antonio, Texas 78249 (210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.
(b)     Effective on December 13, 2017, the Audit Committee (the “Audit Committee”) of GlobalSCAPE, Inc. (the “Company”) expanded the initial appointment of Weaver and Tidwell, L.L.P. (“Weaver”) as the Company’s independent registered public accounting firm with respect to the audit of the Company’s financial statements for the year ended December 31, 2017 to also include serving as the Company’s independent registered public accounting firm with respect to the audit of the Company’s financial statements for the years ended December 31, 2015 and 2016.  In connection with the expansion of the initial appointment of Weaver to include serving as the Company’s independent registered public accounting firm with respect to the audit of the Company’s financial statements for the years ended December 31, 2015 and 2016, the Audit Committee made Weaver aware of the matters discussed by RSM US LLP (“RSM”) and Padgett, Stratemann & Co., L.L.P (“Padgett”) in their communications to the Chairman of the Audit Committee.
During the two most recent fiscal years and through August 1, 2017, the date that Weaver was appointed as the Company’s independent registered public accounting firm with respect to the audit of the Company’s financial statements for the year ended December 31, 2017, the Company (or someone on its behalf) had not consulted with Weaver with respect to:  (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The Company has authorized RSM and Padgett to respond fully to the inquiries of the Company’s successor independent registered public accounting firm, Weaver, concerning the subject matter of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GLOBALSCAPE, INC.
By:	/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr. Chief Financial Officer
Dated:	December 19, 2017